UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2024

KeyCorp

(Exact name of registrant as specified in charter)

001-11302
(Commission File Number)

Ohio		34-6542451
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $1 par value	KEY	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series E)	KEY PrI	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series F)	KEY PrJ	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Perpetual Non-Cumulative Preferred Stock, Series G)	KEY PrK	New York Stock Exchange
Depositary Shares (each representing a 1/40th interest in a share of Fixed Rate Reset Perpetual Non-Cumulative Preferred Stock, Series H)	KEY PrL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously reported, on August 12, 2024, KeyCorp (the “Company”) entered into an Investment Agreement with The Bank of Nova Scotia (“Scotiabank,” and such agreement, the “Investment Agreement”). Pursuant to the Investment Agreement, Scotiabank agreed to make a strategic minority investment in the Company of approximately $2.8 billion by acquiring a number of the Company’s common shares for a fixed price of $17.17 per share that on a post-transaction basis would result in Scotiabank owning approximately 14.9% of the Company’s then outstanding common shares, subject to the receipt of applicable bank regulatory approvals.

On August 30, 2024, Scotiabank completed the initial purchase of the Company’s common stock with an investment of approximately $0.8 billion. Following the initial purchase, Scotiabank owned approximately 4.9% of the Company’s common stock.

On December 13, 2024, the Company announced that all necessary bank regulatory approvals had been received for completion of Scotiabank’s strategic minority investment in the Company. As reported in Item 8.01 of this Current Report on Form 8-K, on December 27, 2024, Scotiabank completed the final purchase of the Company’s common stock contemplated under the Investment Agreement with an investment of approximately $2.0 billion (the “Second Closing”). Following the Second Closing, Scotiabank owns approximately 14.9% of the Company’s common stock.

The Investment Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2024 (the “Prior Form 8-K”), and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On December 27, 2024, in connection with the Second Closing, the Board of Directors of the Company (the “Board”) increased the size of the Board to fifteen (15) directors and appointed Jacqueline Allard and Somesh Khanna to serve on the Board, effectively immediately upon the Second Closing. Ms. Allard and Mr. Khanna will each serve for a term expiring at the 2025 annual meeting of the Company’s shareholders and until his or her respective successor is duly elected and qualified or until his or her earlier death, disability, resignation, or removal. Ms. Allard will serve on the Technology Committee of the Board and Mr. Khanna will serve on the Risk Committee of the Board.

Ms. Allard and Mr. Khanna were each appointed to the Board pursuant to Scotiabank’s director designation rights set forth in the Investment Agreement. The description of the arrangements and understandings with respect to Board representation in the Investment Agreement contained in the Prior Form 8-K is incorporated herein by reference.

Ms. Allard, 53, is the Group Head of the Global Wealth Management Division at Scotiabank, a publicly held Canadian multinational financial services provider, where she leads Scotiabank’s global asset management and wealth advisory businesses in Canada and across Scotiabank’s international footprint in Latin America and the Caribbean. Prior to joining Scotiabank in September 2023, she served as an Executive Vice President, Personal Financing Products and International Banking, at the Royal Bank of Canada, a publicly held Canadian multinational financial services company (“RBC”), from January 2019 to July 2023, where she was responsible for leading RBC’s consumer lending businesses in Canada. She also served as Senior Vice President, Head of Strategy, Performance & Marketing, at RBC from February 2016 to January 2019, and as Senior Vice President, Head of Wealth Management Solutions & Client Experience, at RBC, from April 2014 to January 2016. Prior to joining RBC, Ms. Allard held positions of increasing responsibility at Manulife Financial, a publicly held Canadian multinational insurance company and financial services provider, and State Street Corporation, a global financial services and bank holding company. She received her Bachelor of Arts from Queen’s University and a Master of Business Administration from the Bentley Graduate School of Business at Bentley University.

Mr. Khanna, 60, has served as a Co-Executive Chairman of Apexon, Inc., a digital-first technology services firm focused on accelerating business transformation and delivering human-centric digital experience, since June 2024. Prior to joining Apexon, Mr. Khanna co-led the Global Banking and Securities Practice at McKinsey & Company Inc., a multinational strategy and management consulting firm, from 2018 until 2023, and served as a Client Service Team Leader from 2007 to 2024. In those roles, he was responsible for leading the largest global practice at McKinsey and leading client service teams at major clients spanning the Banking, Insurance, and Private Equity sectors. From 2014 to 2018, he lead McKinsey Digital for Financial Services globally, supporting banking and insurance companies on productivity transformation, digital strategy, sales, marketing, operations, technology, and risk management. He led McKinsey’s New York office from 2011 to 2012 and the Property and Casualty Insurance Practice from 2009 to 2011. Prior to joining McKinsey in 2000, Mr. Khanna served as the Chief Executive Officer of a digital business at eCredit, a provider of online solutions for credit and collections professionals. He received a Bachelor of Technology in Chemical Engineering from the Indian Institute of Technology, New Delhi; a Post Graduate Diploma from the Indian Institute of Management in Kolkata; and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Other than as set forth in the Investment Agreement, there are no arrangements or understandings with any person pursuant to which Ms. Allard and Mr. Khanna were appointed as directors. There are no family relationships between either of Ms. Allard and Mr. Khanna and any director or executive officer of the Company. In addition, there is no disclosure required by Item 404(a) of Regulation S-K for either director.

Ms. Allard and Mr. Khanna will be entitled to the standard compensation received by non-employee directors of the Company, including a cash retainer and stock-based compensation. Mr. Khanna will also receive an additional cash retainer due to his service on the Risk Committee. The Company’s director compensation program is more fully described in the Company’s definitive Proxy Statement on Schedule 14A, filed with the SEC on March 22, 2024.

Capital and Earnings Improvement Awards

On December 30, 2024, the Compensation and Organization Committee of the Board (the “Compensation Committee”) granted share-settled performance-based equity awards (the “Capital and Earnings Improvement Awards” or, the “Awards”) under the Company’s Amended and Restated 2019 Equity Plan to the Company’s executive leadership team, including, but not limited to, each of its named executive officers: (i) Christopher M. Gorman, Chairman and Chief Executive Officer; (ii) Clark Khayat, Chief Financial Officer; (iii) Andrew J. “Randy” Paine, Head of Institutional Bank; (iv) Angela G. Mago, Chief Human Resources Officer; and (v) Amy G. Brady, Chief Information Officer. The Compensation Committee granted the Awards to increase long-term Company stock ownership levels by the executives and retain the talent the Company needs to continue to generate and deliver long-term shareholder value from the Scotiabank strategic minority investment.

Vesting of the Awards will occur in January 2027 based on the extent to which the Company satisfies certain regulatory capital requirements, as well as pre-determined cumulative earnings per share goals and marked CET-1 capital goals during the two-year period that begins January 1, 2025 and ends December 31, 2026. The maximum payout level for the Awards is 150% of target. The Compensation Committee has capped the total value realizable by any individual executive under an Award equal to 250% of the target grant value. Any shares vesting under the Awards are subject to a one-year holding period.

The value of each named executive officer’s Award is as follows (shown at target award levels):

Named Executive Officer	Target Grant ($ value)
Christopher M. Gorman	$7,570,295
Clark Khayat	$2,928,983
Andrew J. “Randy” Paine	$1,982,688
Angela G. Mago	$2,613,551
Amy G. Brady	$1,622,199

The foregoing description of the Awards does not purport to be complete and is qualified in its entirety by reference to the form of Award Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On December 27, 2024, the Company issued a press release announcing the completion of the Second Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Securities Repositioning

Prior to the Second Closing, the Company completed the strategic repositioning of its available-for-sale investment securities portfolio by selling an additional $3.0 billion of low-yielding investment securities and terminating approximately $3.0 billion of cash flow hedges, resulting in an expected after-tax loss of approximately $700 million in the fourth quarter of 2024. The investment securities that were sold had a weighted average book yield of approximately 1.5% and an average duration of approximately 8 years. The reinvestment of the proceeds from the repositioning was completed in December, with the new securities having an average book yield of 5.5% and an average duration of approximately 4 years.

Cautionary Note Regarding Forward-Looking Statements

From time to time, the Company has made or will make forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “outlook,” “goal,” “objective,” “plan,” “expect,” “anticipate,” “intend,” “project,” “believe,” “estimate,” “potential,” “contemplate,” “explore,” or other words of similar meaning. Forward-looking statements provide the Company’s current expectations or forecasts of future events, circumstances, results or aspirations. The Company’s disclosures in this report contain forward-looking statements. The Company may also make forward-looking statements in other documents filed with or furnished to the SEC. In addition, the Company may make forward-looking statements orally to analysts, investors, representatives of the media and others.

Forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, many of which are outside of the Company’s control. The Company’s actual results may differ materially from those set forth in the Company’s forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this report can or will be achieved. Factors that could cause the Company’s actual results to differ from those described in forward-looking statements include, but are not limited to: (i) the Company’s concentrated credit exposure in commercial and industrial loans; (ii) deterioration of commercial real estate market fundamentals; (iii) defaults by the Company’s loan clients or counterparties; (iv) adverse changes in credit quality trends; (v) declining asset prices; (vi) geopolitical destabilization; (vii) deterioration of asset quality and an increase in credit losses; (viii) labor shortages and supply chain constraints, as well as the impact of inflation; (ix) the extensive regulation of the U.S. financial services industry; (x) complex and evolving laws and regulations regarding privacy and cybersecurity; (xi) changes in accounting policies, standards, and interpretations; (xii) operational or risk management failures by the Company or critical third parties; (xiii) breaches of security or failures of the Company’s technology systems due to technological or other factors and cybersecurity threats; (xiv) negative outcomes from claims, litigation, investigations, or governmental proceedings; (xv) failure or circumvention of the Company’s controls and procedures; (xvi) the occurrence of natural disasters, which may be exacerbated by climate change; (xvii) societal responses to climate change; (xviii) increased operational risks resulting from remote work; (xix) evolving capital and liquidity standards under applicable regulatory rules; (xx) disruption of the U.S. financial system, including the impact of inflation and a potential global economic downturn or recession; (xxi) the Company’s ability to receive dividends from the Company’s subsidiaries, including KeyBank National Association (“KBNA”); (xxii) unanticipated changes in the Company’s liquidity position, including but not limited to, changes in the Company’s access to or the cost of funding and the Company’s ability to secure alternative funding sources; (xxiii) downgrades in the Company’s credit ratings or those of KBNA; (xxiv) a worsening of the U.S. economy due to financial, political or other shocks; (xxv) the Company’s ability to anticipate interest rate changes and manage interest rate risk; (xxvi) deterioration of economic conditions in the geographic regions where the Company operates; (xxvii) the soundness of other financial institutions, including instability in the financial industry; (xxviii) impairment of goodwill; (xxix) the Company’s ability to manage the Company’s reputational risks, including ESG-related risks; (xxx) the Company’s ability to timely and effectively implement the Company’s strategic initiatives; (xxxi) increased competitive pressure; (xxxii) the Company’s ability to adapt its products and services to industry standards and consumer preferences; (xxxiii) the Company’s ability to attract and retain talented executives and employees; (xxxiv) unanticipated adverse effects of strategic partnerships or acquisitions and dispositions of assets or businesses; and (xxxv) the Company’s ability to develop and effectively use the quantitative models it relies upon in its business planning.

Any forward-looking statements made by the Company or on the Company’s behalf speak only as of the date they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances, except as required by applicable securities laws. Before making an investment decision, you should carefully consider all risks and uncertainties disclosed in Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, in Part II, Item 1A. “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and in any subsequent reports filed with the SEC by the Company, as well as the Company’s registration statements under the Securities Act, all of which are or will upon filing be accessible on the SEC’s website at www.sec.gov and on the Company’s website at www.key.com/ir.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1*	Form of Performance Shares Award Agreement.

99.1	Press Release dated December 27, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYCORP

Date: December 31, 2024

/s/ Andrea R. McCarthy
	Name:	Andrea R. McCarthy
	Title:	Assistant Secretary